                                                                    EXHIBIT 10.4

                       CALLING COMMUNICATIONS CORPORATION

                       EMPLOYEE AGREEMENT AND PROPRIETARY
                             INFORMATION AGREEMENT

        This Agreement is made and entered into as of the 29th day of October, 1993, by and between Calling Communications Corporation, a California corporation (the "Company") and W. Russell Daggatt an individual resident at 1955 Leavenworth Avenue, #24, San Francisco, CA 94133 ("Employee")

                                     RECITAL

        As part of its ongoing program of research and development, the Company desires to retain distinguished scientists and other Qualified individuals to advise the Company with respect to its technology strategy and to assist it in the research, development and analysis of the Company's opportunities. In furtherance thereof, the Company and Employee desire to enter into this Agreement.

                                    AGREEMENT

        In consideration of the mutual covenants set forth below, the parties hereby agree as follows:

1.      ESTABLISHMENT OF CONFIDENTIAL RELATIONSHIP

        Employee recognizes that the Company is engaged in a continuous program of research and development respecting its present and future business activities. Employee understands that:

        (a) As part of Employee's services performed for the Company, Employee will be involved in discussions that relate to the Company's technology and business strategy, and, in the course of performing services for the Company, may develop new ideas or inventions or make other contributions of value to the company.

        (b) This Agreement creates a relationship of trust and confidence between the Employee and the Company with respect to any information which is:

            (i) applicable to the business of the company or any client or customer of the Company: and



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            (ii) is made known to Employee by the Company or by any client or customer of the Company, or is learned by Employee while doing work for the Company.

        (c) The Company possesses and will continue to posses information: (i) that has been created, discovered, developed, or otherwise become known to the Company (including without limitation information created, discovered, developed or made known by Employee arising out of Employee's relationship with the Company); or (ii) in which property rights have been assigned or otherwise conveyed to the Company by another entity, which information has commercial value in the business in which the Company is engaged and is treated by the Company as confidential. All such information is hereinafter referred to as "Proprietary Information." By way of illustration, but not limitation, Proprietary Information includes: (a) inventions, developments, designs, applications, improvements, trade secrets, formulae, know-how, methods or processes, discoveries, techniques and data (hereinafter collectively referred to as "Inventions"); and (b) plans for research, development, new products, marketing and selling, information regarding business plans, budgets and unpublished financial statements, licenses, prices and costs, information concerning suppliers and customers, and information regarding the skills and compensation of employees of the Company.

        Certain specific obligations of Employee arising out of Employee's confidential relationship with the Company are set forth in Sections 6, 7, 8 and 10 of this Agreement.

2.      RECOGNITION OF COMPANY'S RIGHTS; NONDISCLOSURE

        (a) All Proprietary Information shall be the sole property of the Company and its assigns, and the Company and its assigns shall be the sole owner of all patents, copyrights and other rights in connection with such Proprietary Information.

        (b) At all times, both during the term of this Agreement and after its termination, Employee will keep in confidence and trust all Proprietary Information and shall not use or disclose any Proprietary Information or anything related to such information without the written consent of the Company, except as may be required in the ordinary course of performing services as an Employee to the company.

3.      NONDISCLOSURE OF THIRD-PARTY INFORMATION

        Employee understands that the Company has received and in the future will receive from third parties information that is confidential or proprietary ("Third-Party Information") subject to a duty on the part of the Company to maintain the


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confidentiality of such information and to use it only for certain limited purposes. During the term of this Agreement and thereafter, Employee will hold Third-Party Information in the strictest confidence and will not disclose or use Third-Party Information except as permitted by the agreement between the Company and such third party, unless expressly authorized to act otherwise by an officer of the Company in writing.

4.      ASSIGNMENT OF PROPRIETARY RIGHTS

        Employee hereby assigns to the Company Employee's entire right, title and interest in and to any and all Inventions (and all Proprietary Rights with respect thereto) whether or not patentable or registerable under copyright or similar statutes, made or conceived of or reduced to practice or learned by Employee, either alone or jointly with others, during the term of this Agreement in the course of or as a result of performing employment services hereunder. Employee agrees that all such inventions are the sole property of the Company. This paragraph 4 shall not apply to Inventions which do not relate to the present or planned business or research and development of the Company's laboratories or on the Company's premises and not using the Company's tools, devices, equipment or Proprietary Information. Employee understands that, to the extent this Agreement shall be construed in accordance with the laws of any state which precludes a requirement in an agreement to assign certain classes of inventions made by an individual acting as an Employee, this paragraph 8 shall be interpreted not to apply to any invention which a court rules and/or the Company agrees falls within such classes.

5.      ENFORCEMENT OF PROPRIETARY RIGHTS

        Employee further agrees to assist the Company in every proper way to obtain from time-to-time and to enforce United States and foreign patents, copyrights, and other rights and protections relating to Company Inventions in any and all countries. To that end, Employee will execute, verify and deliver such documents and perform such other acts (including appearances as a witness) as the Company may reasonably request for use in applying for, obtaining, sustaining and enforcing such patents, copyrights and other rights and protections on Company Inventions. In addition, Employee agrees to execute, verify and deliver assignments of such patents, copyrights, and other rights and protections to the Company or its designee. Employee's obligation to assist the Company in obtaining and enforcing patents, copyrights, and other rights and protections relating to such Company Inventions in any and all countries shall continue beyond the termination of this Agreement, but the Company shall compensate Employee at a reasonable rate after such termination for


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the time and related travel and business expenses actually spent by Employee at the Company's request on such assistance.

        In the event the Company is unable, after reasonable effort, to secure Employee's signature on any document needed to apply for or prosecute any patent, copyright, or other right or protection relating to a Company Invention, Employee hereby irrevocably designates and appoints the Company and its duly authorized officers and agents as his agent and attorney in fact, to act for and on his behalf to execute, verify and file any such applications and to do all other lawfully permitted acts to further the prosecution and issuance of patents, copyrights, and other rights and protections thereon with the same legal force and effect as if executed by Employee.

6.      OBLIGATION TO KEEP COMPANY INFORMED

        (a) During the term of this Agreement, Employee shall promptly disclose to the Company, or any persons designated by it, fully and in writing and will hold in trust for the sole right amid benefit of the Company any and all Inventions, whether or not patentable or protectable by copyright, of which Employee becomes aware that are in the field of Telecommunications (the "Field"), however, Employee shall not be obligated to disclose (i) information received by Employee from others under a contractual binder of confidentiality or (ii) information subject to an obligation of confidentiality under any applicable Employer guideline of policy referred to in paragraph 8(c) below.

        (b) In addition, after termination of this Agreement, Employee will disclose all patent applications filed by him within a year after such termination. At the time of each such disclosure, Employee will advise the Company in writing of any Inventions that Employee believes are not subject to the assignment provisions of Section 6 above; and Employee will at that time provide to the Company in writing all evidence necessary to substantiate that belief.

7.      PRIOR INVENTIONS

        Inventions, if any, patented or unpatented, which Employee made prior to the execution of this Agreement, are excluded from the scope of this Agreement. To preclude any possible uncertainty, Employee has set forth on Exhibit A attached hereto a complete list of all inventions in the Field that Employee has, alone or jointly with others, conceived, developed or reduced to practice or caused to be conceived, developed or reduced to practice prior to the execution of this Agreement, that Employee considers to be his property and that Employee wishes to have excluded from the scope of this Agreement. If disclosure of any such Invention on Exhibit A would cause Employee to violate any prior confidentiality agreement, Employee


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understands that he is not to list such Inventions in Exhibit A but is to inform the Company that all such Inventions have not been listed for that reason.

8.      NO CONFLICTING OBLIGATION

        (a) Employee represents that Employee's performance of services as an Employee to the Company does not and will not breach any agreement to keep in confidence any proprietary information of another entity acquired by Employee in confidence or in trust prior to the date of this Agreement.

        (b) Employee has not entered into, and hereby agrees not to enter into, any agreement either written or oral in conflict with this Agreement.

        (c) The provisions of this Agreement are subject to the understanding that Employee is affiliated with the Employer and must fulfill certain obligations to the Employer pursuant to the guidelines or policies adopted by the Employer, copies of which guidelines or policies, if any, are attached hereto. If Employee is required to disclose any Inventions to the Employer pursuant to applicable guidelines or policies, he shall promptly notify the Company of such obligation, specifying the nature of such disclosure and identifying the applicable guideline or policy under which disclosure is required, prior to making such disclosure.

        (d) Employee agrees to submit to the Company any proposed publication which contains any discussion relating to the Company or work performed by Employee for the Company hereunder. It is understood that Employee may proceed with such publication unless, within 90 days of the receipt by the Company of such publication unless, Employee is notified by the Company that such publication contains Proprietary Information.

9.      NO IMPROPER USE OF MATERIALS

        Employee agrees not to bring to the Company or to use in the performance of services for the Company any materials or documents of a present or former employer of Employee, or any materials or documents obtained by Employee under a binder of confidentiality imposed by reason of another of Employee's consulting or employment relationship, unless such materials or documents are generally available to the public or Employee has authorization from such present or former employer or client for the possession and unrestricted use of such materials. Employee understands that Employee is not to breach any obligation of confidentiality that Employee has to present or former employers or clients, and agrees to fulfill all such obligations during the term of this Agreement.


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10.     TERM AND TERMINATION

        The obligations and liabilities of the Company and Employee may be terminated hereunder only as follows:

        (a) Either party may terminate this Agreement in the event of a material breach by the other party of any of the covenants contained herein if such breach continues uncured for a period of thirty (30) days after written notice of such breach; and

        (b) The parties may mutually agree in writing to terminate this Agreement upon sixty (60) days written notice, unless the parties mutually agree to a shorter notice period.

11.     EFFECT OF TERMINATION

        Upon the expiration of this Agreement, each party shall be released from all obligations and liabilities to the other occurring or arising after the date of such termination, except that any termination of this Agreement shall not relieve Employee of Employee's obligations under paragraphs 2, 3, 4, 5, 6, 7 and 8 hereof, nor shall any such termination relieve Employee or the Company from any liability arising from any breach of this Agreement. Upon termination of this Agreement for any reason whatsoever, Employee shall promptly surrender and deliver to the Company all documents, notes, laboratory notebooks, drawings, specifications, calculations, sequences, data and other materials of any nature pertaining to Employee's work with the Company, and any documents or data of any description (or any reproduction of any documents or data) containing or pertaining to any Proprietary Information. Employee agrees that in the event of such termination, Employee will cooperate with the Company in completing and signing the Company's termination statement for scientific Employees.

12.     EXTENSION OF TERM

        The Company may, at any time prior to termination, renew this Agreement for additional one-year periods by giving Employee written notice of its election to renew; provided, however, that the Company shall not be entitled to renew this Agreement after it has exercised its option to renew four times.

13.     ASSIGNMENT

        The rights and liabilities of the parties hereto shall bind and inure to the benefit of their respective successors, heirs, executors, and administrators, as the case may be;


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provided that, as the Company has specifically contracted for Employee's services Employee may not assign or delegate Employee's obligations under this Agreement either in whole or in part without the prior written consent of the Company.

14.     LEGAL AND EQUITABLE REMEDIES

        Because Employee's services are personal and unique and because Employee may have access to and become acquainted with the Proprietary Information of the Company, the Company shall have the right to enforce this Agreement and any of its provisions by injunction, specific performance or other equitable relief without prejudice to any other rights and remedies that the Company may have for a breach of this Agreement.

15.     GOVERNING LAW; SEVERABILITY

        This Agreement shall be governed by and construed according to the laws of the State of California. If any provision of this Agreement is found by a court of competent jurisdiction to be unenforceable, that provision shall be severed and the remainder of this Agreement shall continue in full force and effect.

16.     COMPLETE UNDERSTANDING; MODIFICATION

        This Agreement, and all other documents mentioned herein, constitute the final, exclusive and complete understanding and agreement of the parties hereto as it pertains to confidentiality and supersedes all prior understandings and agreements. Any waiver, modification or amendment of any provision of this Agreement shall be effective only if in writing and signed by the parties hereto.

17.     NOTICES

        Any notices required or permitted hereunder shall be given to the appropriate party at the address specified in this Agreement or at such other address as the party shall specify in writing. Such notice shall be deemed given upon personal delivery to the appropriate address or sent by certified or registered mail, three (3) days after the date of mailing.

        IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.

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
TELEDESIC CORPORATION/                           EMPLOYEE
CALLING COMMUNICATIONS CORPORATION
1900 W. Garvey Avenue South                      5220 Carillon Point
Suite 200                                        Kirkland, WA  98038
West Covina, California  91790


By:
    ----------------------------------         ---------------------------------
              Edward F. Tuck                           W. Russell Daggatt
Title:
      --------------------------------         ---------------------------------
                 Chairman                              December 1, 1993



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                                    EXHIBIT A

CALLING COMMUNICATIONS CORPORATION
1900 W.  Garvey Avenue South, Suite 200
West Covina, California 91790

Gentlemen:

        1. The following is a complete list of all inventions or improvements relevant to the subject matter of any engagement as a Employee to Calling Communications Corporation (the "Company") that have been made or conceived or first reduced to practice by me alone or jointly with others prior to my engagement by the Company:

   X        No inventions or improvements.
------

            See below:
-------
            --------------------------------------------------------------------

            --------------------------------------------------------------------

            --------------------------------------------------------------------

            --------------------------------------------------------------------

            --------------------------------------------------------------------

            Additional sheets attached.
-------


        2. I propose to use in my consulting work the following devices, materials and documents of a former employer that are not generally available to the public, which materials and documents may be used in my consulting work pursuant to the express written authorization of my former employer (a copy of which is attached hereto):

   X        No materials
-------

            See below:
-------
            --------------------------------------------------------------------

            --------------------------------------------------------------------

            --------------------------------------------------------------------

            --------------------------------------------------------------------

            --------------------------------------------------------------------

            Additional sheets attached.
-------

                                               Very truly yours,

--------------------------------               ---------------------------------
Date                                           Name

BANK OF AMERICA                                      LOAN MODIFICATION AGREEMENT
--------------------------------------------------------------------------------

        This agreement amends the Promissory Note dated June 19, 1998 ("Note") and Business Loan Agreement dated June 19, 1998 ("Business Loan Agreement"), each executed by Teledesic, L.L.C. ("Borrower") in favor of Bank of America, N.A. ("Bank"), formerly Bank of America National Trust and Savings Association, doing business as Seafirst Bank (Predecessor"), regarding a loan in the maximum principal amount of $9,960,000.00 (the "Loan"), which currently has a maximum principal amount of $11,275,000.00. All references to Predecessor in any of the loan documents entered into by Borrower with regard to the Loan are hereafter deemed to be references to Bank. For mutual consideration, Borrower and Bank agree to amend the above loan documents as follows:

        1. Maturity Date. The maturity date of the Note is changed to September 30, 2000. Bank's commitment to make advances to Borrower under its line of credit is also extended to September 30, 2000.

        2. Other Terms. Except as specifically amended by this agreement of any prior amendment, all other terms, conditions, and definitions of the Note, Business Loan Agreement, and all other security agreements, guaranties, deeds of trust, mortgages, and other instruments or agreements entered into with regard to the Loan shall remain in full force and effect.

        DATED June 29, 2000

Bank:                                       Borrower:
BANK OF AMERICA, N.A.                       TELEDESIC, L.L.C.

                                            By:  Teledesic Corporation, Managing
                                                 Member
By   THOMAS P. LOOK
     -------------------------------
Title:  Senior Vice President
        ----------------------------
                                                 By   DENNIS JAMES
                                                      --------------------------
                                                 Title: President
                                                        ------------------------